UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 17, 2021

ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-40104	86-1216057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

970 LAKE CARILLON DRIVE, FEATHER SOUND, SUITE 300

ST. PETERSBURG, FLORIDA 33716

(Address of principal executive offices and zip code)

(727) 245-0146

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISLE	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	ISLEW	The NASDAQ Stock Market LLC

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

In certain of the previously issued financial statements of Isleworth Healthcare Acquisition Corp. (the “Company”), a portion of the Company’s redeemable common stock (the “Public Shares”) were classified as permanent equity to maintain shareholders’ equity in excess of $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. However, in connection with the preparation of the Company’s Form 10-Q for the quarterly period ended September 30, 2021 (the “Quarterly Report”), management re-evaluated the Company’s application of Accounting Standards Codification 480-10-99S to its accounting classification of Public Shares. Upon such re-evaluation, management determined that the Public Shares include redemption provisions that require classification of the Public Shares as temporary equity, regardless of the minimum net tangible asset requirement discussed above.

On November 17, 2021, the audit committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that certain items on the Company’s previously issued audited balance sheet as of March 1, 2021, included in the Company’s Current Report on Form 8-K filed on March 5, 2021 (as restated in the Form 10-Q for the period ended March 31, 2021), and the Company’s previously issued unaudited condensed financial statements as of and for the periods ended March 31, 2021 and June 30, 2021, included in the Company’s Form 10-Q filings for the quarterly periods ended March 31, 2021 and June 30, 2021 should no longer be relied upon due to the reclassification of the Public Shares described above. The previously issued financial statements are corrected in the Quarterly Report.

The Company’s management has concluded that, as of September 30, 2021, a material weakness exists in the Company’s internal control over financial reporting with respect to its analysis of complex financial instruments, including the classification of redeemable common stock as temporary equity and that the Company’s disclosure controls and procedures were not effective. The Company is in the process of evaluating whether additional remediation measures should be implemented with respect to such material weakness.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

By:	/s/ Dan Halvorson
Dan Halvorson
Chief Financial Officer

Dated: November 24, 2021

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